UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2022

_________________________________________________________
Barings Capital Investment Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01348	85-0654007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class            Trading Symbol            Name of Each Exchange on Which Registered
None                 N/A                    N/A        _________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On October 13, 2022, Barings Capital Investment Corporation (“BCIC”) entered into that certain Incremental Commitment Agreement (the “Agreement”) with ING Capital LLC (“ING”), as administrative agent and issuing bank, the subsidiary guarantor under the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 30, 2021 (as amended to date, the “Credit Agreement”), BNP Paribas (“BNPP”), Société Générale (“SG”), State Street Bank and Trust Company (“SSB”), as incremental multicurrency lenders, and MUFG Union Bank, N.A. (“MUFG”), as an incremental dollar lender, in each case, under the Credit Agreement, pursuant to which BNPP, SG, SSB and MUFG agreed to provide commitments as new lenders or provide additional commitments, as applicable, totaling $85.0 million through the accordion feature in the Credit Agreement, increasing the aggregate commitments under the Credit Agreement to $710.0 million from $625.0 million. There were no other amendments to the terms of the Credit Agreement.
The foregoing description is only a summary of the Agreement and is qualified in its entirety by reference to a copy of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Incremental Commitment Agreement, dated as of October 13, 2022, among Barings Capital Investment Corporation, the subsidiary guarantor party thereto, the lenders party thereto, and ING Capital LLC, as administrative agent and issuing bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Capital Investment Corporation

Date: October 17, 2022	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer